Exhibit 10.1

SERIES A CONVERTIBLE PREFERRED

STOCK PURCHASE AGREEMENT

Dated as of May 27, 2009

by and among

EVOLUTION RESOURCES, INC.

and

THE PURCHASERS LISTED ON EXHIBIT A

Page

ARTICLE I. PURCHASE AND SALE OF SERIES A PREFERRED STOCK

Section 1.01

Purchase and Sale of Series A Preferred Stock

1

Section 1.02

Purchase Price and Closing

1

Section 1.03

Conversion Shares

2

ARTICLE II. REPRESENTATIONS AND WARRANTIES

2

Section 2.01

Representations and Warranties of the Company

2

Section 2.02

Representations and Warranties of the Purchaser

11

ARTICLE III. COVENANTS

13

Section 3.01

Securities Compliance

13

Section 3.02

Registration and Listing

13

Section 3.03

Inspection Rights

13

Section 3.04

Compliance with Laws

14

Section 3.05

Keeping of Records and Books of Account

14

Section 3.06

Other Agreements

14

Section 3.07

Use of Proceeds

14

Section 3.08

Reporting Status

14

Section 3.09

Disclosure of Material Information

14

Section 3.10

Pledge of Securities

14

Section 3.11

Amendments

15

Section 3.12

Distributions

15

Section 3.13

Reservation of Shares

15

Section 3.14

Transfer Agent Instructions

15

Section 3.15

Disposition of Assets

16

Section 3.16

Restrictions on Certain Issuances of Securities

16

Section 3.17

Status of Dividends

16

Section 3.18

Subsequent Financings

17

ARTICLE IV. PIGGY-BACK REGISTRATION RIGHTS

18

Section 4.01

Registration Rights

18

Section 4.02

Obligations of the Company

18

Section 4.03

Obligations of the Purchaser

19

ARTICLE V. CONDITIONS

19

Section 5.01

Conditions Precedent to the Obligation of the Company to Close and to Sell the Securities  19

Section 5.02

Conditions Precedent to the Obligation of the Purchaser to Close and to Purchase the Securities  20

i

ARTICLE VI. CERTIFICATE LEGEND

26

Section 6.01

Legend

26

ARTICLE VII. INDEMNIFICATION

27

Section 7.01

General Indemnity

27

Section 7.02

Indemnification Procedure

27

ARTICLE VIII. MISCELLANEOUS

28

Section 8.01

Fees and Expenses

28

Section 8.02

Specific Performance; Consent to Jurisdiction; Venue.

28

Section 8.03

Entire Agreement; Amendment

29

Section 8.04

Notices

29

Section 8.05

Waivers

30

Section 8.06

Headings

30

Section 8.07

Successors and Assigns

30

Section 8.08

No Third Party Beneficiaries

30

Section 8.09

Governing Law

31

Section 8.10

Survival

31

Section 8.11

Counterparts

31

Section 8.12

Publicity

31

Section 8.13

Severability

31

Section 8.14

Further Assurances

31

- ii -

SERIES A CONVERTIBLE PREFERRED
STOCK PURCHASE AGREEMENT

This SERIES A CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT (this “Agreement”), dated as of May [  ], 2009, is made by and among Evolution Resources, Inc., a Nevada corporation (the “Company”), and each of the purchasers of the Company’s Series A Convertible Preferred Stock whose names are set forth on Exhibit A attached hereto (each a “Purchaser” and collectively, the “Purchasers”).

The parties hereto agree as follows:

Article I.

PURCHASE AND SALE OF SERIES A PREFERRED STOCK

Section 1.01

Purchase and Sale of Series A Preferred Stock

Section 1.2

.  Upon the following terms and conditions, the Company shall issue and sell to the Purchasers, and the Purchasers shall purchase from the Company, up to twenty two thousand five hundred (22,500) shares of the Company’s Series A Convertible Preferred Stock (the “Series A Shares”), par value $0.001 per share, convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”).  The designation, rights, preferences and other terms and provisions of the Series A Convertible Preferred Stock are set forth in the Certificate of Designations, Preferences and Rights of the Series A Convertible Preferred Stock of Evolution Resources, Inc. attached hereto as Exhibit B (the “Certificate of Designation”).  The Company and the Purchasers are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded by Section 4(2) of the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), including Regulation D (“Regulation D”), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments to be made hereunder.

Section 1.02

Purchase Price and Closing

Section 1.4

.  Subject to the terms and conditions hereof, the Company agrees to issue and sell to the Purchasers and, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Purchasers, severally but not jointly, agree to purchase up to twenty two thousand five hundred (22,500) Series A Shares at a purchase price of ten dollars ($10) per share, for an aggregate purchase price of two hundred twenty five thousand dollars ($225,000) (the “Purchase Price”), of which (i) one hundred twenty thousand dollars ($120,000) shall be transmitted to the Company for the acquisition of 12,000 Series A Shares (the “First Closing”) within four (4) business days following the satisfaction of the conditions set forth in Sections 5.01 and 5.02 (the “First Closing Date”); (ii) fifty five thousand dollars ($55,000) shall be transmitted to the Company for the acquisition of 5,500 Series A Shares (the “Second Closing”) within four (4) business days following the satisfaction of the conditions set forth in Sections 5.01 and 5.03 (the “Second Closing”) and (iii) fifty thousand dollars ($50,000) shall be transmitted to the Company for the acquisition of 5,000 Series A Shares (the “Third Closing” and together with the First Closing and the Second Closing, the “Closings”)) within four (4) business days following the satisfaction of the conditions set forth in Sections 5.01 and 5.04 (the “Third Closing Date” and

together with the First Closing Date and the Second Closing Date, the “Closing Dates”). The Closings shall occur on their respective Closing Dates at the offices of Haynes and Boone, LLP, 1221 Avenue of the Americas, 26th Floor, New York, New York 10020 (or such other place as is mutually agreed to by the Company and the Purchasers). Subject to the terms and conditions of this Agreement, at each Closing the Company shall deliver or cause to be delivered to the Purchasers the number of Series A Shares set forth in Exhibit A hereto, and any other documents required to be delivered pursuant to this Agreement, and the Purchasers shall deliver the pro rata portion of the Purchase Price set forth in Exhibit A hereto for such Closing by wire transfer to the Company.

Section 1.03

Conversion Shares

Section 1.6

.  The Company has authorized and has reserved and covenants to continue to reserve, free of preemptive rights and other similar contractual rights of stockholders, a number of its authorized but unissued shares of Common Stock equal to one hundred percent (100%) of the aggregate number of shares of Common Stock to effect the conversion of the Series A Shares as of each Closing Date.  Any shares of Common Stock issuable upon conversion of the Series A Shares are herein referred to as the “Conversion Shares”.  The Series A Shares and the Conversion Shares are sometimes collectively referred to herein as the “Securities”.

ARTICLE II.

REPRESENTATIONS AND WARRANTIES

Section 2.01

 Representations and Warranties of the Company

.  The Company hereby represents and warrants to the Purchasers, as of the date hereof and the applicable Closing Date (except as set forth on the Schedule of Exceptions attached hereto with each numbered Schedule corresponding to the section number herein), as follows:

(a)

Organization, Good Standing and Power.  The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted.  The Company does not have any Subsidiaries (as defined in Section 2.01(g)) or own securities of any kind in any other entity except as set forth on Schedule 2.01(g) hereto.  The Company and each such Subsidiary are duly qualified as foreign entities to do business and are in good standing in every jurisdiction in which the nature of the business conducted or property owned by them makes such qualification necessary except for any jurisdiction(s) (alone or in the aggregate) in which the failure to be so qualified will not have a Material Adverse Effect.  For the purposes of this Agreement, “Material Adverse Effect” means any material adverse effect on the business, operations, properties, prospects, or financial condition of the Company and its Subsidiaries, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its obligations under this Agreement in any material respect.

(b)

Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and perform this Agreement and the Certificate of Designation (together, the “Transaction Documents”), and to issue and sell the Securities in accordance with the terms hereof.  The execution, delivery and performance of the Transaction Documents by the

Company and the consummation by it of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company, its board of directors (the “Board of Directors”) or stockholders is required.  When executed and delivered by the Company, each of the Transaction Documents shall constitute a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

(c)

Capitalization.  The authorized capital stock and the issued and outstanding shares of capital stock of the Company as of the date hereof are set forth on Schedule 2.01(c) hereto.  All of the outstanding shares of the Common Stock and any other outstanding security of the Company have been duly and validly authorized.  Except as set forth in this Agreement or on Schedule 2.01(c) hereto, no shares of Common Stock or any other security of the Company are entitled to preemptive rights or registration rights and there are no outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company.  Furthermore, except as set forth in this Agreement and as set forth on Schedule 2.01(c) hereto, there are no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company.  Except as set forth in this Agreement, or as provided on Schedule 2.01(c) hereto, the Company is not a party to or bound by any agreement or understanding granting registration or anti-dilution rights to any person with respect to any of its equity or debt securities.  Except as set forth on Schedule 2.01(c) hereto, the Company is not a party to, and it has no knowledge of, any agreement or understanding restricting the voting or transfer of any shares of the capital stock of the Company.

(d)

Issuance of Securities.  The Series A Shares to be issued at each Closing will have been duly authorized by all necessary corporate action and the Series A Shares, when paid for or issued in accordance with the terms hereof, shall be validly issued and outstanding, fully paid and non-assessable and entitled to the rights and preferences set forth in the Certificate of Designation.  When the Conversion Shares are issued in accordance with the terms of the Certificate of Designation, such shares will be duly authorized by all necessary corporate action and validly issued and outstanding, fully paid and non-assessable, and the holders shall be entitled to all rights accorded to a holder of Common Stock.

(e)

No Conflicts.  The execution, delivery and performance of the Transaction Documents by the Company, the performance by the Company of its obligations under the Certificate of Designation and the consummation by the Company of the transactions contemplated herein and therein do not and will not (i) violate or conflict with any provision of the Company’s Articles of Incorporation (the “Articles”) or Bylaws (the “Bylaws”), each as amended to date, or any Subsidiary’s comparable charter documents, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries’ respective properties or assets are bound, or (iii) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries are bound or affected, except, with respect to clause (ii) above, for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is required under federal, state, foreign or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under the Transaction Documents or issue and sell the Securities in accordance with the terms hereof, other than any filings, consents and approvals which may be required to be made by the Company under applicable state and federal securities laws, rules or regulations and the Certificate of Designation or any registration provisions provided herein.

(f)

Super 8-K, Financial Statements.  The Company’s draft Current Report on Form 8-K, a copy of which is attached hereto as Exhibit C (the “Super 8-K”), complies, and upon its filing with the Securities and Exchange Commission (the “Commission”), will comply, in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Commission promulgated thereunder and other federal, state and local laws, rules and regulations applicable to the Super 8-K, and the Super 8-K does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Super 8-K comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company and its Subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

(g)

Subsidiaries. Schedule 2.01(g) hereto sets forth each Subsidiary of the Company, showing the jurisdiction of its incorporation or organization and showing the percentage of each person’s ownership of the outstanding stock or other interests of such Subsidiary.  For the purposes of this Agreement, “Subsidiary” shall mean any corporation or other entity of which at least a majority of the securities or other ownership interest having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company and/or any of its other Subsidiaries.  All of the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued, and are fully paid and nonassessable.  There are no outstanding preemptive, conversion or other rights, options, warrants or agreements granted or issued by or binding upon any Subsidiary for the purchase or acquisition of any shares of capital stock of any Subsidiary or any other securities convertible into, exchangeable for or evidencing the rights to subscribe for any shares of such capital stock.  Neither the Company nor any Subsidiary is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of the capital stock of any Subsidiary or any convertible securities, rights, warrants or options of the type described in the preceding sentence.  Neither the Company nor any Subsidiary is party to, nor has any knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of any Subsidiary.

(h)

No Material Adverse Change.  Since April 29, 2009, the Company has not experienced or suffered any Material Adverse Effect.

(i)

No Undisclosed Liabilities.  Except as set forth in the Super 8-K, neither the Company nor any of its Subsidiaries has incurred any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) other than those incurred in the ordinary course of the Company’s or its Subsidiaries respective businesses or which, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect.

(j)

No Undisclosed Events or Circumstances.  Since April 29, 2009, no event or circumstance has occurred or exists with respect to the Company or its Subsidiaries or their respective businesses, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

(k)

Indebtedness.  Schedule 2.01(k) hereto sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company and its Subsidiaries, or for which the Company or any Subsidiary has commitments.  For the purposes of this Agreement, “Indebtedness” shall mean (a) any liabilities for borrowed money or amounts owed in excess of $5,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $5,000 due under leases required to be capitalized in accordance with GAAP.  Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

(l)

Title to Assets.  Each of the Company and the Subsidiaries has good and valid title to all of its real and personal property reflected in the Super 8-K, free and clear of any mortgages, pledges, charges, liens, security interests or other encumbrances, except for those that, individually or in the aggregate, do not cause a Material Adverse Effect.  Any leases of the Company and each of its Subsidiaries are valid and subsisting and in full force and effect.

(m)

Actions Pending.  There is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or other proceeding pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary which questions the validity of this Agreement or any of the other Transaction Documents or any of the transactions contemplated hereby or thereby or any action taken or to be taken pursuant hereto or thereto.  There is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or other proceeding pending or, to the knowledge of the Company, threatened against or involving the Company, any Subsidiary or any of their respective properties or assets, which individually or in the aggregate, would reasonably be expected, if adversely determined, to have a Material Adverse Effect.  There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or any Subsidiary or any officers or directors of the Company or any Subsidiary in their capacities as such, which individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(n)

Compliance with Law.  The business of the Company and the Subsidiaries has been and is presently being conducted in accordance with all applicable federal, state and local governmental laws, rules, regulations and ordinances, except for any noncompliance therewith that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.  The Company and each of its Subsidiaries have all franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of its business as now being conducted by it except to the extent that the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(o)

Taxes.  The Company and each of the Subsidiaries has accurately prepared and filed all federal, state and other tax returns required by law to be filed by it, has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of the Company and the Subsidiaries for all current taxes and other charges to which the Company or any Subsidiary are subject and which are not currently due and payable.  None of the federal income tax returns of the Company or any Subsidiary have been audited by the Internal Revenue Service.  The Company has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal or state) of any nature whatsoever, whether pending or threatened against the Company or any Subsidiary for any period, nor of any basis for any such assessment, adjustment or contingency.

(p)

Certain Fees.  The Company has not employed any broker or finder or incurred any liability for any brokerage or investment banking fees, commissions, finders’ structuring fees, financial advisory fees or other similar fees in connection with the Transaction Documents.

(q)

Disclosure.  Except for the transactions contemplated by this Agreement, the Company confirms that neither it nor any other person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, nonpublic information.  To the best of the Company’s knowledge, neither this Agreement or the Schedules hereto nor any other documents, certificates or instruments furnished to the Purchasers by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by this Agreement contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under which they were made herein or therein, not misleading.

(r)

Operation of Business.  The Company and each of the Subsidiaries owns or possesses the rights to all patents, trademarks, domain names (whether or not registered) and any patentable improvements or copyrightable derivative works thereof, websites and intellectual property rights relating thereto, service marks, trade names, copyrights, licenses and authorizations which are necessary for the conduct of its business as now conducted or contemplated without any conflict with the rights of others.

(s)

Environmental Compliance.  To the best knowledge of the Company, the Company and each of its Subsidiaries have obtained all material approvals, authorization, certificates, consents, licenses, orders and permits or other similar authorizations of all governmental authorities, or from any other person, that are required under any  Environmental Laws. “Environmental Laws” shall mean all applicable laws relating to the protection of the environment, including, without limitation, all requirements pertaining to reporting, licensing, permitting, controlling, investigating or remediating emissions, discharges, releases or threatened releases of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature, into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, material or wastes, whether solid, liquid or gaseous in nature.  To the best of the Company’s knowledge, the Company has all necessary governmental approvals required under all Environmental Laws as necessary for the Company’s business or the business of any of its Subsidiaries.  To the best of the Company’s knowledge, the Company and each of its Subsidiaries are also in compliance with all other limitations, restrictions, conditions, standards, requirements, schedules and timetables required or imposed under all Environmental Laws.  Except for such instances as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, there are no past or present events, conditions, circumstances, incidents, actions or omissions relating to or in any way affecting the Company or its Subsidiaries that violate or may reasonably be expected to violate any Environmental Law after any Closing Date or that may give rise to any environmental liability, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, study or investigation (i) under any Environmental Law, or (ii) based on or related to the manufacture, processing, distribution, use, treatment, storage (including without limitation underground storage tanks), disposal, transport or handling, or the emission, discharge, release or threatened release of any hazardous substance.

(t)

Books and Records; Internal Accounting Controls.  The records and documents of the Company and its Subsidiaries accurately reflect in all material respects the information relating to the business of the Company and the Subsidiaries, the location and collection of their assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company or any Subsidiary.  The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company’s management, to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate actions are taken with respect to any differences.

(u)

Material Agreements.  Except as set forth on Schedule 2.01(u) hereto and except for the Transaction Documents (with respect to clause (i) of this Section 2.01(u) only) or as would not be reasonably likely to have a Material Adverse Effect, (i) the Company and each of its Subsidiaries have performed all obligations required to be performed by them to date under any written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement, filed or required to be filed with the Commission (the “Material Agreements”), (ii) neither the Company nor any of its Subsidiaries has received any notice of default under any Material Agreement and (iii) to the best of the Company’s knowledge, neither the Company nor any of its Subsidiaries is in default under any Material Agreement now in effect.

(v)

Transactions with Affiliates. There are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions between (i) the Company, any Subsidiary or any of their respective customers or suppliers on the one hand, and (ii) on the other hand, any officer, employee, consultant or director of the Company, or any of its Subsidiaries, or any person owning at least 5% of the outstanding capital stock of the Company or any Subsidiary or any member of the immediate family of such officer, employee, consultant, director or stockholder or any corporation or other entity controlled by such officer, employee, consultant, director or stockholder, or a member of the immediate family of such officer, employee, consultant, director or stockholder which, in each case, is required to be disclosed in any report, schedule, form, statement and other documents required to be filed by the Company with the Commission pursuant to the reporting requirements of the Exchange Act (all of the foregoing including filings incorporated by reference therein being referred to herein as the “Commission Documents”) that is not so disclosed in the Commission Documents.

(w)

Securities Act of 1933.  Based in material part upon the representations herein of the Purchasers, the Company has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Securities hereunder.  Neither the Company nor anyone acting on its behalf, directly or indirectly, has or will sell, offer to sell or solicit offers to buy any of the Securities or similar securities to, or solicit offers with respect thereto from, or enter into any negotiations relating thereto with, any person, or has taken or will take any action so as to bring the issuance and sale of any of the Securities under the registration provisions of the Securities Act and applicable state securities laws, and neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of any of the Securities.

(x)

Governmental Approvals.  Except for the filing of any notice prior or subsequent to a Closing Date that may be required under applicable state and/or federal securities laws (which if required, shall be filed on a timely basis), including the filing of a Form D, the filing of a registration statement pursuant to Article IV of this Agreement, the filing of a Form 8-K, and the filing of the Certificate of Designation with the Secretary of State for the State of Nevada, no authorization, consent, approval, license, exemption of, filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the execution or delivery of the Securities, or for the performance by the Company of its obligations under the Transaction Documents.

(y)

Employees.  Neither the Company nor any Subsidiary has any collective bargaining arrangements or agreements covering any of its employees.  Neither the Company nor any Subsidiary has any employment contract, agreement regarding proprietary information, non-competition agreement, non-solicitation agreement, confidentiality agreement, or any other similar contract or restrictive covenant, relating to the right of any officer, employee or consultant to be employed or engaged by the Company or such Subsidiary required to be disclosed in the Commission Documents that is not so disclosed. No officer, consultant or key employee of the Company or any Subsidiary whose termination, either individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect, has terminated or, to the knowledge of the Company, has any present intention of terminating his or her employment or engagement with the Company or any Subsidiary.

(z)

Absence of Certain Developments.  Except as set forth in the Super 8-K, since April 29, 2009, neither the Company nor any Subsidiary has:

(i)

issued any stock, bonds or other corporate securities or any right, options or warrants with respect thereto;

(ii)

borrowed any amount in excess of $5,000 or incurred or become subject to any other liabilities in excess of $5,000 (absolute or contingent) except current liabilities incurred in the ordinary course of business which are comparable in nature and amount to the current liabilities incurred in the ordinary course of business during the comparable portion of its prior fiscal year, as adjusted to reflect the current nature and volume of the business of the Company and its Subsidiaries;

(iii)

discharged or satisfied any lien or encumbrance in excess of $5,000 or paid any obligation or liability (absolute or contingent) in excess of $5,000, other than current liabilities paid in the ordinary course of business;

(iv)

declared or made any payment or distribution of cash or other property to stockholders with respect to its stock, or purchased or redeemed, or made any agreements so to purchase or redeem, any shares of its capital stock, in each case in excess of $5,000 individually or $10,000 in the aggregate;

(v)

sold, assigned or transferred any other tangible assets, or canceled any debts or claims, in each case in excess of $5,000, except in the ordinary course of business;

(vi)

sold, assigned or transferred any patent rights, trademarks, trade names, copyrights, trade secrets or other intangible assets or intellectual property rights in excess of $5,000, or disclosed any proprietary confidential information to any person except to customers in the ordinary course of business or to the Purchasers’ or their representatives;

(vii)

suffered any material losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of prospective business;

(viii)

made any changes in employee compensation except in the ordinary course of business and consistent with past practices;

(ix)

made capital expenditures or commitments therefor that aggregate in excess of $5,000;

(x)

entered into any material transaction, whether or not in the ordinary course of business;

(xi)

made charitable contributions or pledges in excess of $1,000;

(xii)

suffered any material damage, destruction or casualty loss, whether or not covered by insurance;

(xiii)

experienced any material problems with labor or management in connection with the terms and conditions of their employment; or

(xiv)

entered into an agreement, written or otherwise, to take any of the foregoing actions.

(aa)

ERISA.  No liability to the Pension Benefit Guaranty Corporation has been incurred with respect to any Plan by the Company or any of its Subsidiaries which is or would be materially adverse to the Company and its Subsidiaries.  The execution and delivery of this Agreement and the issuance and sale of the Securities will not involve any transaction which is subject to the prohibitions of Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or in connection with which a tax could be imposed pursuant to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), provided that, if any of the Purchasers, or any person or entity that owns a beneficial interest in any of the Purchasers, is an “employee pension benefit plan” (within the meaning of Section 3(2) of ERISA) with respect to which the Company is a “party in interest” (within the meaning of Section 3(14) of ERISA), the requirements of Sections 407(d)(5) and 408(e) of ERISA, if applicable, are met.  As used in this Section 2.01(aa), the term “Plan” shall mean an “employee pension benefit plan” (as defined in Section 3 of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Company or any Subsidiary or by any trade or business, whether or not incorporated, which, together with the Company or any Subsidiary, is under common control, as described in Section 414(b) or (c) of the Code.

(bb)

No Integrated Offering.  Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act which would prevent the Company from selling the Securities pursuant to Regulation D and Rule 506 thereof under the Securities Act, nor will the Company or any of its affiliates or subsidiaries take any action or steps that would cause the offering of the Securities to be integrated with other offerings.  The Company does not have any registration statement pending before the Commission or currently under the Commission’s review.

(cc)

Sarbanes-Oxley Act.  The Company is in compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the rules and regulations promulgated thereunder, that are effective and intends to comply with other applicable provisions of the Sarbanes-Oxley Act, and the rules and regulations promulgated thereunder, upon the effectiveness of such provisions.

(dd)

Dilutive Effect.  The Company understands and acknowledges that its obligation to issue Conversion Shares upon conversion of the Series A Shares in accordance with this Agreement and the Certificate of Designation is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interest of other stockholders of the Company.

Section 2.02

Representations and Warranties of the Purchasers.  Each of the Purchasers hereby represents and warrants to the Company with respect solely to itself and not with respect to any other Purchaser as follows as of the date hereof and as of a Closing Date:

(a)

Organization and Standing of the Purchaser.  If the Purchaser is an entity, such Purchaser is a corporation, limited liability company or partnership duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

(b)

Authorization and Power.  Each Purchaser has the requisite power and authority to enter into and perform the Transaction Documents to which it is a party and to purchase the Securities being sold to it hereunder.  The execution, delivery and performance of the Transaction Documents by each Purchaser to which it is a party and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of such Purchaser or its board of directors, managers, stockholders, or partners, as the case may be, is required.  When executed and delivered by the Purchasers, the applicable Transaction Documents to which it is a party shall constitute valid and binding obligations of each Purchaser enforceable against such Purchaser in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

(c)

No Conflict.  The execution, delivery and performance of the Transaction Documents by each Purchaser to which it is a party and the consummation by such Purchaser of the transactions contemplated thereby and hereby do not and will not (i) violate any provision of such Purchaser’s charter or organizational documents, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which such Purchaser is a party or by which such Purchaser’s respective properties or assets are bound, or (iii) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to such Purchaser or by which any property or asset of such Purchaser are bound or affected, except, for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, materially and adversely affect such Purchaser’s ability to perform its obligations under the Transaction Documents.

(d)

Acquisition for Investment.  Each Purchaser is purchasing the Securities solely for its own account and not with a view to or for sale in connection with distribution.  Each Purchaser does not have a present intention to sell any of the Securities, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of any of the Securities to or through any person or entity; provided, however, that by making the representations herein, such Purchaser does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with federal and state securities laws applicable to such disposition. Each Purchaser acknowledges that it (i) has such knowledge and experience in financial and business matters such that Purchaser is capable of evaluating the merits and risks of such Purchaser’s investment in the Company, (ii) is able to bear the financial risks associated with an investment in the Securities and (iii) has been given full access to such records of the Company and the Subsidiaries and to the officers of the Company and the Subsidiaries as it has deemed necessary or appropriate to conduct its due diligence investigation.

(e)

Rule 144.  Each Purchaser understands that the Securities must be held indefinitely unless such Securities are registered under the Securities Act or an exemption from registration is available. Each Purchaser acknowledges that such person is familiar with Rule 144 of the rules and regulations of the Commission, as amended, promulgated pursuant to the Securities Act (“Rule 144”), and that such person has been advised that Rule 144 permits resales only under certain circumstances.  Each Purchaser understands that to the extent that Rule 144 is not available, it will be unable to sell any Securities without either registration under the Securities Act or the existence of another exemption from such registration requirement.

(f)

General.  Each Purchaser understands that the Securities are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of such Purchaser to acquire the Securities.  Each Purchaser understands that no United States federal or state agency or any government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

(g)

No General Solicitation.  Each Purchaser acknowledges that the Securities were not offered to such Purchaser by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which such Purchaser was invited by any of the foregoing means of communications.  Each Purchaser, in making the decision to purchase the Securities, has relied upon independent investigation made by it and has not relied on any information or representations made by third parties.

(h)

Accredited Investor.  Each Purchaser is an “accredited investor” (as defined in Rule 501 of Regulation D), and such Purchaser has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Securities.  Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act and such Purchaser is not a broker-dealer.  Each Purchaser acknowledges that an investment in the Securities is speculative and involves a high degree of risk.

ARTICLE III.

COVENANTS

The Company covenants with the Purchasers as follows, which covenants are for the benefit of the Purchasers and their respective permitted assignees:

Section 3.01

Securities Compliance

.  The Company shall notify the Commission in accordance with its rules and regulations, of the transactions contemplated by any of the Transaction Documents, including filing a Form 8-K disclosing the transaction and filing a Form D with respect to the Securities as required under Regulation D, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Purchaser or subsequent holders.

Section 3.02

Registration and Listing

.  Promptly following the First Closing, the Company shall cause its Common Stock to become registered under Sections 12(b) or 12(g) of the Exchange Act. The Company shall comply in all respects with its reporting and filing obligations under the Exchange Act, and shall not take any action or file any document (whether or not permitted by the Securities Act or the rules promulgated thereunder) to terminate or suspend the registration of its Common Stock under Sections 12(b) or 12(g) of the Exchange Act or to terminate or suspend its reporting and filing obligations under the Exchange Act or Securities Act, except as permitted herein.  The Company will take all action necessary to continue the listing or trading of its Common Stock on the OTC Bulletin Board or other exchange or market on which the Common Stock is trading.  Subject to the terms of the Transaction Documents, the Company further covenants that it will take such further action as the Purchasers may reasonably request, all to the extent required from time to time to enable the Purchasers to sell the Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act.  Upon the request of the Purchasers, the Company shall deliver to the Purchasers a written certification of a duly authorized officer as to whether it has complied with such requirements.

Section 3.03

Inspection Rights

.  Provided same would not be in violation of Regulation FD, the Company shall permit, during normal business hours and upon reasonable request and reasonable notice, each Purchaser or any employees, agents or representatives thereof, so long as such Purchaser shall be obligated hereunder to purchase the Series A Shares or shall beneficially own any Conversion Shares, for purposes reasonably related to such Purchaser’s interests as a stockholder, to examine the publicly available, non-confidential records and books of account of, and visit and inspect the properties, assets, operations and business of the Company and any Subsidiary, and to discuss the publicly available, non-confidential affairs, finances and accounts of the Company and any Subsidiary with any of its officers, consultants, directors, and key employees.

Section 3.04

Compliance with Laws

.  The Company shall comply, and cause each Subsidiary to comply, with all applicable laws, rules, regulations and orders, noncompliance with which would be reasonably likely to have a Material Adverse Effect.

Section 3.05

Keeping of Records and Books of Account

.  The Company shall keep and cause each Subsidiary to keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company and its Subsidiaries, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

Section 3.06

Other Agreements

.  The Company shall not enter into any agreement in which the terms of such agreement would restrict or impair the right or ability to perform of the Company or any Subsidiary under any Transaction Document.

Section 3.07

Use of Proceeds

.  The Company shall use the net proceeds from the sale of the Series A Shares hereunder for working capital purposes and shall not use such proceeds for the satisfaction of any portion of the Company’s debt (other than payment of trade payables in the ordinary course of the Company’s business and prior practices), or to redeem any Common Stock or securities of the Company or its Subsidiaries that would entitle the holder thereof to acquire Common Stock or to settle any outstanding litigation.

Section 3.08

Reporting Status

.  So long as a Purchaser beneficially owns any of the Securities, the Company shall timely file all reports required to be filed with the Commission pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

Section 3.09

Disclosure of Material Information

.  The Company covenants and agrees that neither it nor any other person acting on its behalf has provided or will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information.  The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

Section 3.10

Pledge of Securities

.  The Company acknowledges that the Securities may be pledged by a Purchaser in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities.  The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Purchaser effecting a pledge of the Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document; provided that a Purchaser and its pledgee shall be required to comply with the provisions of Article VI hereof in order to effect a sale, transfer or assignment of Securities to such pledgee. At the Purchaser’s expense, the Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by a Purchaser.

Section 3.11

Amendments

.  The Company shall not amend or waive any provision of the Articles or Bylaws of the Company in any way that would adversely affect the liquidation preferences, dividends rights, conversion rights, voting rights or redemption rights of the Series A Shares.

Section 3.12

Distributions

.  So long as Series A Shares remain outstanding, the Company agrees that it shall not (i) declare or pay any dividends or make any distributions to any holder(s) of Common Stock or (ii) purchase or otherwise acquire for value, directly or indirectly, any Common Stock or other equity security of the Company.

Section 3.13

Reservation of Shares

.  So long as any of the Series A Shares remain outstanding, the Company shall take all action necessary to at all times have authorized and reserved for the purpose of issuance, one hundred percent (100%) of the aggregate number of shares of Common Stock needed to provide for the issuance of the Conversion Shares.

Section 3.14

Transfer Agent Instructions

.  The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates, registered in the name of the Purchaser or its respective nominee(s), for the Conversion Shares in such amounts as specified from time to time by the Purchaser to the Company upon conversion of the Series A Shares in the form of Exhibit D attached hereto (the “Irrevocable Transfer Agent Instructions”).  Prior to registration of the Conversion Shares under the Securities Act, all such certificates shall bear the restrictive legend specified in Section 6.01 of this Agreement.  The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 3.14 will be given by the Company to its transfer agent and that the Conversion Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement.  If a Purchaser provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the Conversion Shares may be made without registration under the Securities Act or the Purchaser provides the Company with reasonable assurances that the Conversion Shares can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold, the Company shall permit the transfer, and, in the case of the Conversion Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Purchaser and without any restrictive legend.  The Company acknowledges that a breach by it of its obligations under this Section 3.14 may cause irreparable harm to the Purchasers by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 3.14 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 3.14, that the Purchasers shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

Section 3.15

Disposition of Assets

.  So long as the Series A Shares remain outstanding, neither the Company nor any Subsidiary shall sell, transfer or otherwise dispose of any of its properties, assets and rights including, without limitation, its software and intellectual property, to any person except for sales of obsolete assets and sales to customers in the ordinary course of business or with the prior written consent of the holders of at least two-thirds (2/3rds) of the Series A Shares then outstanding.

Section 3.16

Restrictions on Certain Issuances of Securities

.  The Company shall not issue any securities that rank pari passu or senior to the Series A Shares without the prior written consent of at least two-thirds (2/3rds) of the Series A Shares outstanding at such time.

Section 3.17

Status of Dividends

.  The Company covenants and agrees that (i) in no federal income tax return or claim for refund of federal income tax or other submission to the Internal Revenue Service (the “Service”) will the Company treat the Series A Shares other than as equity capital or the dividends paid thereon other than as dividends paid on equity capital unless required to do so under the Code, applicable regulations or published rulings or announcements, and no deduction with respect to (a) the Series A Shares or (b) any distribution with respect to the Series A Shares shall operate to jeopardize the availability to the Purchasers of the dividends received deduction provided by Section 243(a)(1) of the Code or any successor provision, (ii) in no report to shareholders or to any governmental body having jurisdiction over the Company or otherwise will it treat the Series A Shares other than as equity capital or the dividends paid thereon other than as dividends paid on equity capital unless required to do so by a governmental body having jurisdiction over the accounts of the Company or by a change in generally accepted accounting principles required as a result of action by an authoritative accounting standards setting body, and (iii) it will take no action which would result in the dividends paid by the Company on the Series A Shares out of the Company’s current or accumulated earnings and profits being ineligible for the dividends received deduction provided by Section 243(a)(1) of the Code.  In the event that the Purchasers have reasonable cause to believe that dividends paid by the Company on the Series A Shares out of the Company’s current or accumulated earnings and profits will not be treated as eligible for the dividends received deduction provided by Section 243(a)(1) of the Code, or any successor provision, the Company will, at the reasonable request of the Purchasers of 51% of the outstanding Series A Shares, join with the Purchasers in the submission to the Service of a request for a ruling that dividends paid on the Shares will be so eligible for federal income tax purposes, at the Purchasers’ expense.  In addition, the Company will reasonably cooperate with the Purchasers (at Purchasers’ expense) in any litigation, appeal or other proceeding challenging or contesting any ruling, technical advice, finding or determination that earnings and profits are not eligible for the dividends received deduction provided by Section 243(a)(1) of the Code, or any successor provision to the extent that the position to be taken in any such litigation, appeal, or other proceeding is not contrary to any provision of the Code, applicable regulations or published rulings or announcements.  Notwithstanding the foregoing, nothing herein contained shall be deemed to preclude the Company from claiming a deduction with respect to such dividends if (i) the Code shall hereafter be amended, or final Treasury regulations thereunder are issued or modified, to provide that dividends on the Series A Shares or Conversion Shares should not be treated as dividends for federal income tax purposes or that a deduction with respect to all or a portion of the dividends on the Shares is allowable for federal income tax purposes, or (ii) in the absence of such an amendment, issuance or modification and after a submission of a request for ruling or technical advice, the Service shall issue a published ruling or advise that dividends on the Shares should not be treated as dividends for federal income tax purposes.  If the Service specifically determines that the Series A Shares or the Conversion Shares constitute debt, the Company may file protective claims for refund.

Section 3.18

Subsequent Financings

.

(a)

So long as any of the Series A Shares remain outstanding, if, at any time after a Closing Date, the Company enters into any sale, exchange (or other type of distribution to) with any third party of Common Stock or any debt or equity securities convertible, exercisable or exchangeable into Common Stock (a “Subsequent Financing”) on terms more favorable than the terms governing the Series A Shares, then the Purchasers in their sole discretion may exchange the Series A Shares, valued at their Liquidation Preference Amount (as defined in the Certificate of Designation), together with accrued but unpaid dividends (which dividend payments shall be payable, at the sole option of the Purchasers, in cash or in the form of the new securities to be issued in the Subsequent Financing), for the securities issued or to be issued in the Subsequent Financing.  The Company covenants and agrees to promptly notify in writing the Purchasers of the terms and conditions of any such proposed Subsequent Financing.

(b)

For purposes of this Agreement, a Permitted Financing (as defined hereinafter) shall not be considered a Subsequent Financing.  A “Permitted Financing” shall mean (i) securities issued (other than for cash) in connection with a merger, acquisition, or consolidation, (ii) securities issued pursuant to the conversion or exercise of convertible or exercisable securities issued or outstanding on or prior to a Closing Date (so long as the convertible or exercisable securities have not been amended following such Closing Date) or issued pursuant to this Agreement, (iii) securities issued in connection with strategic partnering arrangements so long as such issuances are not for the purpose of raising capital, (iv) Common Stock issued or the issuance or grants of options to purchase Common Stock pursuant to Company’s stock option plans and employee stock purchase plans approved by the Board of Directors, so long as such issuances in the aggregate do not exceed the number of shares of Common Stock (or options to purchase such number of shares of Common Stock) issuable pursuant to such plans as they exist on the date hereof and (v) the issuance of Common Stock upon the exercise or conversion of any securities described in clauses (i) through (iv) above.

Section 3.19

Future Registration Statements. Until the one year anniversary of the date hereof, the Company will not, directly or indirectly, (i) file any registration statement with the Commission other than the Pubco Registration Statement (as defined in Section 5.03(m)) nor (ii) register any securities with the Commission for sale or resale other than the Pubco Shares (as defined in Section 5.03(m)).

Section 3.20

Legal Opinion.  On or before the earlier of (i) 7 calendar days following the date hereof and (ii) the Second Closing, the Purchasers shall have received a legal opinion from counsel to the Company in form attached hereto as Exhibit E.

ARTICLE IV.

PIGGY-BACK REGISTRATION RIGHTS

Section 4.01

Registration Rights

.  So long as a Purchaser beneficially owns any of the Securities, the Company shall notify the Purchasers in writing at least twenty (20) days prior the filing of any registration statement under the Securities Act in connection with a public offering of shares of the Company’s common stock (including, but not limited to, registration statements relating to secondary offerings of securities of the Company but excluding any registration statements (i) on Form S-4 or S-8 (or any successor or substantially similar form), or of any employee stock option, stock purchase or compensation plan or of securities issued or issuable pursuant to any such plan, or a dividend reinvestment plan, (ii) otherwise relating to any employee, benefit plan or corporate reorganization or other transactions covered by Rule 145 promulgated under the Securities Act, or (iii) on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the resale of the Conversion Shares) and will afford the Purchasers an opportunity to include in such registration statement all or part of the Conversion Shares held by the Purchasers or issuable to the Purchasers upon conversion of the then outstanding Series A Shares (together, the “Registrable Securities”). In the event a Purchaser desires to include in any such registration statement all or any Registrable Securities, such Purchaser shall within ten (10) days after the above-described notice from the Company, so notify the Company in writing, including the number of such Registrable Securities the Purchaser wishes to include in such registration statement. If a Purchaser decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Purchaser shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to the offering of the securities, all upon the terms and conditions set forth herein.

Section 4.02

Obligations of the Company

.

(a)

In connection with its obligation under this Article IV, the Company will (i) furnish to the Purchasers without charge, at least one copy of any effective registration statement filed pursuant to Section 4.01 and any post-effective amendments thereto, including financial statements and schedules, and, if any Purchaser so requests in writing, all documents incorporated therein by reference and all exhibits (including those incorporated by reference) in the form filed with the Commission; and (ii) deliver to the Purchasers and the underwriters, if any, without charge, as many copies of the then effective prospectus included in such registration statement, as the same may be amended or supplemented (including such prospectus subject to completion), and any amendments or supplements thereto as such persons may reasonably request.

(b)

In connection with any registration statement filed pursuant to this Article IV, the Company shall (i) prepare and file with the Commission such amendments, including post-effective amendments, to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement continuously effective as to the applicable Registrable Securities and prepare and file with the Commission such additional registration statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related prospectus to be amended or supplemented by any required prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; and (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to such registration statement or any amendment thereto.

Section 4.03

Obligations of the Purchaser

.

(a)

As a condition to the inclusion of its Registrable Securities, the Purchasers shall furnish to the Company such information regarding the Purchasers and the distribution proposed by the Purchasers as the Company may request in writing or as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

(b)

The Purchasers hereby covenant with the Company not to make any sale of the Registrable Securities pursuant to a registration statement described in this Article IV without effectively causing the prospectus delivery requirements under the Securities Act to be satisfied.

(c)

The Purchasers shall not take any action with respect to any distribution deemed to be made pursuant to such registration statement, which would constitute a violation of Regulation M under the Exchange Act, or any other applicable rule, regulation or law.

(d)

Anything to the contrary contained in this Agreement notwithstanding, the Purchasers shall have no rights pursuant to this Article IV at such time as all of the Registrable Securities that may be sold without the requirement to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144.

ARTICLE V.

CONDITIONS

Section 5.01

Conditions Precedent to the Obligation of the Company to Close and to Sell the Series A Shares

Section 5.2

.  The obligation hereunder of the Company to close and issue and sell the Series A Shares to the Purchasers at any Closing is subject to the satisfaction or waiver, at or before such Closing of the conditions set forth below. These conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion.

(a)

Accuracy of the Purchasers’ Representations and Warranties. The representations and warranties of each Purchaser shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date when made and as of the applicable Closing Date, as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of such date.

(b)

Performance by the Purchasers. Each Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchasers at or prior to the applicable Closing Date.

(c)

No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(d)

Delivery of Purchase Price.  The Purchase Price for the Securities shall have been delivered to the Company on the applicable Closing Date.

(e)

Delivery of Transaction Documents.  The Transaction Documents shall have been duly executed and delivered by the Purchasers to the Company.

Section 5.02

Conditions Precedent to the Obligation of the Purchasers to Close and to Purchase the Series A Shares at the First Closing

.  The obligation hereunder of the Purchasers to purchase the Series A Shares and consummate the transactions contemplated by this Agreement at the First Closing is subject to the satisfaction or waiver, at or before the First Closing, of each of the conditions set forth below.  These conditions are for the Purchasers’ sole benefit and may be waived by the Purchasers at any time in their sole discretion.

(a)

Accuracy of the Company’s Representations and Warranties.  Each of the representations and warranties of the Company in this Agreement and the other Transaction Documents shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date when made and as of the First Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of such date.

(b)

Performance by the Company.  The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the First Closing Date.

(c)

No Suspension, Etc.  Trading in the Company’s Common Stock shall not have been suspended by the Commission or the Company’s principal Trading Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to or with the First Closing), and, at any time prior to the First Closing Date, trading in securities generally as reported by Bloomberg Financial Markets (“Bloomberg”) shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by Bloomberg, or on the New York Stock Exchange, nor shall a banking moratorium have been declared either by the United States or New York State authorities, nor shall there have occurred any material adverse change in any financial market which, in each case, in the judgment of the Purchasers, makes it impracticable or inadvisable to purchase the Series A Shares. For purposes of this Agreement, “Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading: the NYSE Amex Equities, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the OTC Bulletin Board or the Pink Sheets.

(d)

No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(e)

No Proceedings or Litigation.  No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company or any Subsidiary, or any of the officers, directors or affiliates of the Company or any Subsidiary seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

(f)

Certificate of Designation of Rights and Preferences.  The Certificate of Designation in the form of Exhibit B attached hereto shall have been filed with the Secretary of State of Nevada.

(g)

Series A Share Certificates.  The Company shall have delivered to the Purchasers certificates representing the Series A Shares being acquired by the Purchasers at the First Closing (in such denominations as the Purchasers may request).

(h)

Resolutions.  The Board of Directors shall have adopted resolutions consistent with Section 2.01(b) hereof in a form reasonably acceptable to the Purchasers (the “Resolutions”).

(i)

Secretary’s Certificate.  The Company shall have delivered to the Purchasers a secretary’s certificate, dated as of the First Closing Date, as to (i) the Resolutions adopted by the Board of Directors approving the transactions contemplated hereby, (ii) the Articles, (iii) the Bylaws, (iv) a certified copy of the Certificate of Designation, each as in effect at the First Closing, and (v) the authority and incumbency of the officers of the Company executing the Transaction Documents and any other documents required to be executed or delivered in connection therewith.

(j)

Officer’s Certificate.  The Company shall have delivered to the Purchasers a certificate signed by an executive officer on behalf of the Company, dated as of the First Closing Date, confirming the accuracy of the Company’s representations, warranties and covenants as of the First Closing Date and confirming the compliance by the Company with the conditions precedent set forth in this Section 5.02 as of the First Closing Date (provided that, with respect to the matters in paragraphs (d) and (e) of this Section 5.02, such confirmation shall be based on the knowledge of the executive officer after due inquiry).

(k)

Material Adverse Effect.  No Material Adverse Effect shall have occurred at or before the First Closing Date.

(l)

Transfer Agent Instructions.  The Irrevocable Transfer Agent Instructions, in the form of Exhibit D attached hereto, shall have been delivered to the Company’s transfer agent with respect to the Conversions Shares issuable upon the conversion of the Series A Shares to be issued at the First Closing.

(m)

No Indebtedness. The Company shall not have any outstanding indebtedness for borrowed money other than existing capital lease obligations and trade payables entered into in the ordinary course of business and consistent with past practice.

Section 5.03

Conditions Precedent to the Obligation of the Purchasers to Close and to Purchase the Series A Shares at the Second Closing

.  The obligation hereunder of the Purchasers to purchase the Series A Shares and consummate the transactions contemplated by this Agreement at the Second Closing is subject to the satisfaction or waiver, at or before the Second Closing, of each of the conditions set forth below.  These conditions are for the Purchasers’ sole benefit and may be waived by the Purchasers at any time in their sole discretion.

(a)

Accuracy of the Company’s Representations and Warranties.  Each of the representations and warranties of the Company in this Agreement and the other Transaction Documents shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date when made and as of the Second Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of such date.

(b)

Performance by the Company.  The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Second Closing Date.

(c)

No Suspension, Etc.  Trading in the Company’s Common Stock shall not have been suspended by the Commission or the Company’s principal Trading Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to or with the Second Closing), and, at any time prior to the Second Closing Date, trading in securities generally as reported by Bloomberg shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by Bloomberg, or on the New York Stock Exchange, nor shall a banking moratorium have been declared either by the United States or New York State authorities, nor shall there have occurred any material adverse change in any financial market which, in each case, in the judgment of the Purchasers, makes it impracticable or inadvisable to purchase the Series A Shares.

(d)

No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(e)

No Proceedings or Litigation.  No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company or any Subsidiary, or any of the officers, directors or affiliates of the Company or any Subsidiary seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

(f)

Series A Share Certificates.  The Company shall have delivered to the Purchasers certificates representing the Series A Shares being acquired by the Purchasers at the Second Closing (in such denominations as the Purchasers may request).

(g)

Resolutions.  The Board of Directors shall have adopted Resolutions consistent with Section 2.01(b) hereof in a form reasonably acceptable to the Purchasers.

(h)

Secretary’s Certificate.  The Company shall have delivered to the Purchasers a secretary’s certificate, dated as of the Second Closing Date, as to (i) the Resolutions adopted by the Board of Directors approving the transactions contemplated hereby, (ii) the Articles, (iii) the Bylaws, (iv) a certified copy of the Certificate of Designation, each as in effect at the Second Closing, and (v) the authority and incumbency of the officers of the Company executing the Transaction Documents and any other documents required to be executed or delivered in connection therewith.

(i)

Officer’s Certificate.  The Company shall have delivered to the Purchasers a certificate signed by an executive officer on behalf of the Company, dated as of the Second Closing Date, confirming the accuracy of the Company’s representations, warranties and covenants as of the Second Closing Date and confirming the compliance by the Company with the conditions precedent set forth in this Section 5.03 as of the Second Closing Date (provided that, with respect to the matters in paragraphs (d) and (e) of this Section 5.03, such confirmation shall be based on the knowledge of the executive officer after due inquiry).

(j)

Material Adverse Effect.  No Material Adverse Effect shall have occurred at or before the Second Closing Date.

(k)

Transfer Agent Instructions.  The Irrevocable Transfer Agent Instructions, in the form of Exhibit D attached hereto, shall have been delivered to the Company’s transfer agent with respect to the Conversions Shares issuable upon the conversion of the Series A Shares to be issued at the Second Closing.

(l)

No Indebtedness. The Company shall not have any outstanding indebtedness for borrowed money other than existing capital lease obligations and trade payables entered into in the ordinary course of business and consistent with past practice.

(m)

Filing of Registration Statement. The Company shall have filed a registration statement on Form S-1 with the Commission ( the “Pubco Registration Statement”), together with all applicable exhibits, registering the resale of an aggregate 1,706,400 shares of Common Stock (the “Pubco Shares”) pursuant to that certain Registration Rights Agreement, of even date herewith, between the Company and the shareholders party thereto, which Pubco

Registration Statement shall be in material compliance with all applicable rules and regulations of the Securities Act.

Section 5.04

Conditions Precedent to the Obligation of the Purchasers to Close and to Purchase the Series A Shares at the Third Closing

.  The obligation hereunder of the Purchasers to purchase the Series A Shares and consummate the transactions contemplated by this Agreement at the Third Closing is subject to the satisfaction or waiver, at or before the Third Closing, of each of the conditions set forth below.  These conditions are for the Purchasers’ sole benefit and may be waived by the Purchasers at any time in their sole discretion.

(a)

Accuracy of the Company’s Representations and Warranties.  Each of the representations and warranties of the Company in this Agreement and the other Transaction Documents shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date when made and as of the Third Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of such date.

(b)

Performance by the Company.  The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Third Closing Date.

(c)

No Suspension, Etc.  Trading in the Company’s Common Stock shall not have been suspended by the Commission or the Company’s principal Trading Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to or with the Third Closing), and, at any time prior to the Third Closing Date, trading in securities generally as reported by Bloomberg shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by Bloomberg, or on the New York Stock Exchange, nor shall a banking moratorium have been declared either by the United States or New York State authorities, nor shall there have occurred any material adverse change in any financial market which, in each case, in the judgment of the Purchasers, makes it impracticable or inadvisable to purchase the Series A Shares.

(d)

No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(e)

No Proceedings or Litigation.  No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company or any Subsidiary, or any of the officers, directors or affiliates of the Company or any Subsidiary seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

(f)

Series A Share Certificates.  The Company shall have delivered to the Purchasers certificates representing the Series A Shares being acquired by the Purchasers at the Third Closing (in such denominations as the Purchasers may request).

(g)

Resolutions.  The Board of Directors shall have adopted Resolutions consistent with Section 2.01(b) hereof in a form reasonably acceptable to the Purchasers.

(h)

Secretary’s Certificate.  The Company shall have delivered to the Purchasers a secretary’s certificate, dated as of the Third Closing Date, as to (i) the Resolutions adopted by the Board of Directors approving the transactions contemplated hereby, (ii) the Articles, (iii) the Bylaws, (iv) a certified copy of the Certificate of Designation, each as in effect at the Third Closing, and (v) the authority and incumbency of the officers of the Company executing the Transaction Documents and any other documents required to be executed or delivered in connection therewith.

(i)

Officer’s Certificate.  The Company shall have delivered to the Purchasers a certificate signed by an executive officer on behalf of the Company, dated as of the Third Closing Date, confirming the accuracy of the Company’s representations, warranties and covenants as of the Third Closing Date and confirming the compliance by the Company with the conditions precedent set forth in this Section 5.04 as of the Third Closing Date (provided that, with respect to the matters in paragraphs (d) and (e) of this Section 5.04, such confirmation shall be based on the knowledge of the executive officer after due inquiry).

(j)

Material Adverse Effect.  No Material Adverse Effect shall have occurred at or before the Third Closing Date.

(k)

Transfer Agent Instructions.  The Irrevocable Transfer Agent Instructions, in the form of Exhibit D attached hereto, shall have been delivered to the Company’s transfer agent with respect to the Conversions Shares issuable upon the conversion of the Series A Shares to be issued at the Third Closing.

(l)

No Indebtedness. The Company shall not have any outstanding indebtedness for borrowed money other than existing capital lease obligations and trade payables entered into in the ordinary course of business and consistent with past practice.

(m)

Effectiveness of Registration Statement. The Pubco Registration Statement shall have been declared effective by the Commission and the selling shareholders listed in such Pubco Registration Statement shall be permitted to use the prospectus therein to resell the  Pubco Shares without restriction or limitation.

ARTICLE VI.

CERTIFICATE LEGEND

Section 6.01

Legend.  Each certificate representing the Securities shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or “blue sky” laws):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR EVOLUTION RESOURCES, INC. SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

The Company agrees to issue or reissue certificates representing any of the Conversion Shares, without the legend set forth above if at such time, prior to making any transfer of any such Conversion Shares, such holder thereof shall give written notice to the Company describing the manner and terms of such transfer and removal as the Company may reasonably request, and provided the conditions set forth in this paragraph shall have been met.  Such proposed transfer and removal will not be effected until: (i) the Company has received an opinion of counsel reasonably satisfactory to the Company, to the effect that the registration of the Conversion Shares under the Securities Act is not required in connection with such proposed transfer, (ii) a registration statement under the Securities Act covering such proposed disposition has been filed by the Company with the Commission and has become effective under the Securities Act, (iii) the Company has received other evidence reasonably satisfactory to the Company that such registration and qualification under the Securities Act and state securities laws are not required, or (iv) the holder provides the Company with reasonable assurances that such security can be sold pursuant to Rule 144 under the Securities Act. The Company will respond to any such notice from a holder within three (3) business days.  In the case of any proposed transfer under this Section 6.01, the Company shall comply with all applicable state securities or “blue sky” laws. The restrictions on transfer contained in this Section 6.01 shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of this Agreement.  Whenever a certificate representing the Conversion Shares is required to be issued to a Purchaser without a legend, in lieu of delivering physical certificates representing the Conversion Shares, provided the Company’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, the Company shall use its best efforts to cause its transfer agent to electronically transmit the Conversion Shares to a Purchaser by crediting the account of such Purchaser’s Prime Broker with DTC through its Deposit Withdrawal Agent Commission (“DWAC”) system (to the extent not inconsistent with any provisions of this Agreement).

ARTICLE VII.

INDEMNIFICATION

Section 7.01

General Indemnity

.  The Company agrees to indemnify and hold harmless the Purchasers (and their respective directors, officers, managers, partners, members, shareholders, affiliates, agents, successors and assigns) from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys’ fees, charges and disbursements) incurred by the Purchasers as a result of any inaccuracy in or breach of the representations, warranties or covenants made by the Company herein.  Each Purchaser severally but not jointly agrees to indemnify and hold harmless the Company and its directors, officers, affiliates, agents, successors and assigns from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys’ fees, charges and disbursements) incurred by the Company as result of any inaccuracy in or breach of the representations, warranties or covenants made by such Purchaser herein. The maximum aggregate liability of each Purchaser pursuant to its indemnification obligations under this Article VII shall not exceed the portion of the Purchase Price paid by such Purchaser hereunder.

Section 7.02

Indemnification Procedure

.  Any party entitled to indemnification under this Article VII (an “indemnified party”) will give written notice to the indemnifying party of any matter giving rise to a claim for indemnification; provided, that the failure of any party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article VII except to the extent that the indemnifying party is actually prejudiced by such failure to give notice.  In case any such action, proceeding or claim is brought against an indemnified party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and, unless in the reasonable judgment of the indemnifying party a conflict of interest between it and the indemnified party exists with respect to such action, proceeding or claim (in which case the indemnifying party shall be responsible for the reasonable fees and expenses of one separate counsel for the indemnified parties), to assume the defense thereof with counsel reasonably satisfactory to the indemnified party.  In the event that the indemnifying party advises an indemnified party that it will not contest such a claim for indemnification hereunder, or fails, within thirty (30) days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the indemnified party may, at its option, defend, settle or otherwise compromise or pay such action or claim.  In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the indemnified party’s costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder.  The indemnified party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the indemnified party which relates to such action or claim.  The indemnifying party shall keep the indemnified party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto.  If the indemnifying party elects to defend any such action or claim, then the indemnified party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense.  The indemnifying party shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent.  Notwithstanding anything in this Article VII to the contrary, the indemnifying party shall not, without the indemnified party’s prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the indemnified party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the indemnified party of a release from all liability in respect of such claim.  The indemnification obligations to defend the indemnified party required by this Article VII shall be made by periodic payments of the amount thereof during the course of investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, so long as the indemnified party shall refund such moneys if it is ultimately determined by a court of competent jurisdiction that such party was not entitled to indemnification.  The indemnity agreements contained herein shall be in addition to (a) any cause of action or similar rights of the indemnified party against the indemnifying party or others, and (b) any liabilities the indemnifying party may be subject to pursuant to the law.  No indemnifying party will be liable to the indemnified party under this Agreement to the extent, but only to the extent that a loss, claim, damage or liability is attributable to the indemnified party’s breach of any of the representations, warranties or covenants made by such party in this Agreement or in the other Transaction Documents.

ARTICLE VIII.

MISCELLANEOUS

Section 8.01

Fees and Expenses

.  Each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement; provided, however, that the Company shall pay all actual and reasonable attorneys’ fees and expenses (including disbursements and out-of-pocket expenses) incurred by the Purchasers in connection with (i) the preparation, negotiation, execution and delivery of the Transaction Documents and the transactions contemplated thereunder, including disbursements and out-of-pocket expenses and (ii) any amendments, modifications or waivers of this Agreement or any of the other Transaction Documents.  In addition, the Company shall pay all reasonable fees and expenses incurred by the Purchasers in connection with the enforcement of this Agreement or any of the other Transaction Documents, including, without limitation, all reasonable attorneys’ fees and expenses.

Section 8.02

Specific Performance; Consent to Jurisdiction; Venue.

(a)

The Company and the Purchasers acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the other Transaction Documents were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement or the other Transaction Documents and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

(b)

The parties agree that venue for any dispute arising under this Agreement will lie exclusively in the state or federal courts located in New York County, New York, and the parties irrevocably waive any right to raise forum non conveniens or any other argument that New York is not the proper venue.  The parties irrevocably consent to personal jurisdiction in the state and federal courts of the state of New York.  The Company and each Purchaser consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing in this Section 8.02 shall affect or limit any right to serve process in any other manner permitted by law.

Section 8.03

Entire Agreement; Amendment

.  This Agreement and the Transaction Documents contain the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein or in the Transaction Documents, neither the Company nor any of the Purchasers makes any representations, warranty, covenant or undertaking with respect to such matters and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein.  No provision of this Agreement may be waived or amended other than by a written instrument signed by the Company and the holders of at least a majority of the Series A Shares then outstanding.  No such amendment shall be effective to the extent that it applies to less than all of the holders of the Series A Shares then outstanding.  No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents or holders of Series A Shares, as the case may be.

Section 8.04

Notices

Section 8.5

.  Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.  The addresses for such communications shall be:

If to the Company:	Evolution Resources, Inc. 143 Yazoo Avenue Clarksdale, Mississippi 38614 Attention: Dennis McLaughlin Tel. No.: (662) 655-1077 Fax No.: [ ]
with copies (which copies shall not constitute notice to the Company) to:	Quick Law Group PC 900 West Pearl Street, Suite 300 Boulder, CO 80302 Attention: Jeff Quick Tel. No.: (720) 259-3393 Fax No. (303) 845-7315

and

If to any Purchaser:	At the address of such Purchaser set forth on Exhibit A to this Agreement, with copies to Purchaser’s counsel as set forth on Exhibit A or as specified in writing by such Purchaser with copies to:
Haynes and Boone, LLP 1221 Avenue of the Americas 26th Floor New York, New York 10020-1007 Attention: Rick Werner Tel No.: (212) 659-7300 Fax No.: (212) 918-8989

Any party hereto may from time to time change its address for notices by giving written notice of such changed address to the other party hereto.

Section 8.05

Waivers

.  No waiver by either party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.  No consideration shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. This provision constitutes a separate right granted to each Purchaser by the Company and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

Section 8.06

Headings

.  The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

Section 8.07

Successors and Assigns

.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.  After the Closing, the assignment by a party to this Agreement of any rights hereunder shall not affect the obligations of such party under this Agreement.  Subject to Section 6.01 hereof, the Purchasers may assign the Securities and their rights under this Agreement and the other Transaction Documents and any other rights hereto and thereto without the consent of the Company.

Section 8.08

No Third Party Beneficiaries

.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

Section 8.09

Governing Law

.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction.  This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

Section 8.10

Survival

.  The representations and warranties of the Company and the Purchasers shall survive the execution and delivery hereof and each Closing until the second anniversary of such Closing Date, except the agreements and covenants set forth in Articles I, III, IV, VI, VII and VIII of this Agreement shall survive the execution and delivery hereof and the applicable Closing hereunder.

Section 8.11

Counterparts

.  This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart.

Section 8.12

Publicity

.  The Company agrees that it will not disclose, and will not include in any public announcement, the names of the Purchasers without the consent of the Purchasers, which consent shall not be unreasonably withheld or delayed, or unless and until such disclosure is required by law, rule or applicable regulation, including without limitation any disclosure pursuant to a registration statement, and then only to the extent of such requirement.

Section 8.13

Severability

.  The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

Section 8.14

Further Assurances

.  From and after the date of this Agreement, upon the request of the Purchasers or the Company, the Company and the Purchasers shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement and the other Transaction Documents.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be duly executed by their respective authorized officers as of the date first above written.

EVOLUTION RESOURCES, INC.
By:
Name: Title:

PURCHASER: HARBORVIEW MASTER FUND, L.P. By: Harborview Advisors, LLC, Its General Partner
By:
Name: Title:

EXHIBIT A

LIST OF PURCHASERS

Names and Addresses	Investment Amount / Number of Series A Shares Purchased at First Closing	Investment Amount / Number of Series A Shares Purchased at Second Closing	Investment Amount / Number of Series A Shares Purchased at Third Closing
Harborview Master Fund, L.P.	$120,000 / 12,000	$55,000 / 5,500	$50,000 / 5,000

EXHIBIT B

CERTIFICATE OF DESIGNATION

EXHIBIT C

DRAFT SUPER 8-K

2

EXHIBIT D

IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

EXHIBIT E

FORM OF LEGAL OPINION

2